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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                      --------------------------------
                                  FORM 8-K

                      --------------------------------


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      --------------------------------

                              JANUARY 6, 2005
                               Date of Report

                              JANUARY 1, 2005
                      Date of Earliest Event Reported

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                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)

          DELAWARE                  005-15395                 52-2187059
      (State or other       (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                     Identification No.)
      incorporation or
       organization)

              11 WEST 42ND STREET                                10036
                  NEW YORK, NY                                 (Zip Code)
    (Address of principal executive offices)

                               (212) 827-8000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Compensation Committee of the Board of Directors of Martha Stewart Living Omnimedia, Inc. (the "Company") has adopted the Martha Stewart Living Omnimedia, Inc. 2005 Executive Severance Pay Plan (the "Plan") effective January 1, 2005. The following summary is qualified in its entirety by reference to the text of the Plan, a copy of which is filed as an exhibit to this report.

The Plan replaces the Martha Stewart Living Omnimedia, Inc. 2002 Executive Severance Pay Plan which expired pursuant to its terms on December 31, 2004. The Plan provides participating executives of the Company, as designated by the Compensation Committee, with severance benefits in the event of a termination of the executive's employment by the executive for "good reason" or by the Company without cause. "Good reason" is a defined term in the Plan and generally includes specified job-related diminutions, such as reductions in title, duties or compensation, and required relocation. The Compensation Committee has designated Dora Braschi Cardinale, Heidi Diamond, Jay Dubiner, James Follo, Margaret Roach, Suzanne Sobel, Lauren Stanich and Gael Towey as participants in the Plan. Once an executive has been designated as a participant in the Plan, the executive will remain a participant until termination of his or her employment under circumstances that do not give the participant a right to severance benefits or completion of the delivery of all severance benefits, whichever is applicable.

Severance benefits under the Plan generally consist of the following:

     o payment of a pro-rata target bonus (based on the elapsed portion of the year of termination) in a lump sum;

     o continued payment of base salary until the first anniversary of the executive's termination of employment;

     o a one-time bonus payment equal to 100% of the executive's target annual bonus payable as salary continuation over the one-year period following the termination of employment;

     o immediate vesting of all of the executive's outstanding equity awards;

     o continuation of coverage under Company health and life insurance plans (on the same terms and conditions as actively employed employees) until the first anniversary of the executive's termination of employment (or, if earlier, until the executive becomes eligible for benefits of the same type under a plan of a subsequent employer); and

     o    up to $30,000 of outplacement benefits.

As a condition to receiving severance benefits under the Plan, an executive must, among other things, execute a waiver and release of claims in favor of the Company and agree not to interfere with the Company's business, including soliciting Company employees, for two years following the executive's termination of employment. Severance benefits under the Plan are intended to be the sole source of severance benefits payable upon a termination of an executive's employment and, other than the continued health and life insurance benefits, are generally not subject to mitigation or reduction.

The Plan expires on December 31, 2007. Prior to the expiration date, the Compensation Committee may generally amend or terminate the Plan, but no such action may adversely affect the rights and entitlements of participants in the Plan without their consent.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit 10.1 Martha Stewart Living Omnimedia, Inc. 2005 Executive Severance Pay Plan

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 6, 2005

                                     MARTHA STEWART LIVING
                                     OMNIMEDIA, INC.
                                     (Registrant)


                                     By:  /s/ James Follo
                                         ------------------------------------
                                         James Follo
                                         Executive Vice President, Chief
                                         Financial and Administrative Officer

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                               EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
---------------   -------------------------------------------------------

10.1              Martha Stewart Living Omnimedia, Inc. 2005 Executive
                  Severance Pay Plan